GOODWILL	12 Months Ended
Dec. 31, 2021
Intangible Assets [Abstract]
GOODWILL	GOODWILL
The following table presents the carrying amount for our company’s goodwill:

	As of
US$ MILLIONS	Dec. 31, 2021	Dec. 31, 2020
Balance at beginning of the year	$528	$667
Foreign currency translation and other	(39)	(139)
Balance at end of the year	$489	$528
Goodwill is evaluated for impairment annually or more often if events or circumstances indicate there may be impairment. Impairment is determined by assessing if the carrying value of cash generating units or a group of cash generating units, including the allocated goodwill, exceeds its recoverable amount determined as the greater of the estimated fair value less costs of disposal or the value in use. During 2021, the carrying amount of each cash generating unit was determined to not exceed its recoverable amount.
Goodwill is allocated to the following cash generating units or group of cash generating units:

	As of
US$ MILLIONS	Dec. 31, 2021	Dec. 31, 2020
U.K. regulated distribution operation	$33	$38
Brazilian regulated gas transmission operation	456	490
Total	$489	$528
The recoverable amount of the goodwill has been determined using a discounted cash flow model whereby the fair value measurement is classified under level 3 on the fair value hierarchy. The key inputs in determining the fair value of each cash generating unit under the discounted cash flow model are the utilization of discount rates ranging from 7% to 14%, terminal value multiples of 6x to 20x and discrete cash flow periods from 10 to 20 years.